Union Street Partners Value Fund

CLASS A SHARES

Ticker: USPVX

CLASS C SHARES

Ticker: USPCX

ADVISOR CLASS SHARES

Ticker: USPFX

(the “Fund”)

Supplement dated July 12, 2024

To the Summary Prospectus, Prospectus and

Statement of Additional Information

dated January 31, 2024

(as previously supplemented)

FUND SUMMARY

Effective July 31, 2024, the section of the Prospectus and Summary Prospectus titled Fees and Expenses of the Fund is deleted and replaced with the following. While the Fund’s Shareholder Fees remain the same, the Annual Fund Operating Expenses table includes a reduction in the Fund’s annual expense limitation from 1.25% annually to 1.15% annually.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the section “Distribution” in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Advisor Class
Maximum sales charge (load)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the net asset value at time of purchase)	None(1)	1.00%	None
Redemption Fee	None(2)	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.25%	1.00%	None
Other Expenses (3)	0.45%	0.44%	0.44%
Shareholder Services Plan	0.02%	0.04%	0.07%
Total Annual Fund Operating Expenses	1.72%	2.48%	1.51%
Fee Waivers and/or Expense Reimbursements(3)	(0.32%)	(0.33%)	(0.36%)
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(3)	1.40%	2.15%	1.15%

(1)	With respect to certain purchases made without the imposition of a sales charge at the time of purchase, you may be charged a 1.00% contingent deferred sales charge on Class A shares if you redeem your shares less than 1 year after you purchase them.

(2)	If the Fund waives the contingent deferred sales charge on your purchase of Class A shares in order to qualify the Fund for inclusion in certain brokerage platforms, wrap programs and fund supermarkets, you will be subject to a 1.00% redemption fee if you redeem your shares less than 1 year after you purchase them.

(3)	Union Street Partners, LLC (the “Adviser”) entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.15% of the daily net assets of the Fund. The Trust and the Adviser may terminate the expense limitation agreement prior to January 31, 2026 only by mutual written consent. Each fee waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Effective July 31, 2024, the Example section, is deleted and replaced with the following Example:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,056	$1,426	$2,463
Class C	$318(1)	$741	$1,291	$2,791
Advisor Class	$117	$442	$790	$1,771

(1)	If you did not redeem your shares, your cost would be $218 for the one-year period.

MANAGEMENT

Effective July 31, 2024, in the Investment Adviser and Sub-Adviser section in the Prospectus, the third paragraph is deleted and replaced with the following:

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.15% of the daily net assets of the Fund. Prior to July 31, 2024, the Adviser had agreed to limit such expenses to an annual rate of 1.25% of the daily net assets of the Fund. The Trust and the Adviser may terminate this expense limitation agreement prior to January 31, 2026 only by mutual written consent.

The changes described below are being made to the Statement of Additional Information.

INVESTMENT ADVISER AND SUB-ADVISER

Effective July 31, 2024, in the Adviser section, delete and replace the first sentence in the fifth paragraph and replace with the following:

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) from exceeding 1.15% of the Class A, Class C, and Advisor Class shares until January 31, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * *

This supplement, the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain each Summary Prospectus, Prospectus or Statement of Additional Information without charge by emailing the Fund at mail@ccofva.com.